UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2012

Date of reporting period: January 31, 2012

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Reaves Select Research Fund

Semi-Annual Report	January 31, 2012

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND JANUARY 31, 2012

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-342-7058; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

SHAREHOLDERS’ LETTER

January 31, 2012

To the Shareholders of the Reaves Select Research Fund:

In the six months ended January 31, 2012, the Reaves Select Research Fund generated a return of 2.56%, net of fees for the institutional shares and 2.55% for the A shares.

Portfolio Review

Electric, Gas and Water Utilities

The underlying utilities portfolio generated a contribution of about 3.7% in the period. The utilities’ portfolio’s IRR of 8.36% outperformed the S&P Utilities Index. The relative performance was largely the result of investment in midcap utilities, natural gas and energy infrastructure companies and the avoidance of companies that have significant merchant power generation exposure.

There are several themes that drove our stock selections. First, we continued to have about 40% of the portfolio invested in regulated utilities. We try to invest in those that have the best combination of yield and growth and avoid those with unregulated merchant power exposure. The merchant power business’s profitability generally rests on improving power demand fundamentals, which we do not expect, even in the context of an economic recovery. Also, power prices tend to be a function of domestic natural gas prices, which we expect will remain historically low as we discuss further in the energy section below.

Low natural gas prices have two important ramifications for utilities. First, as gas takes share of the electric generation and space heating markets, gas utilities that pipe, process and deliver the commodity should continue to see above trend growth rates. Second, it is unlikely that there will be a “nuclear renaissance” in the US. Nuclear power is uncompetitive at current gas prices and would require a sustained period of significant gas price increase to be so. Thus, in the near-term, we do not expect any new nuclear plants to be built other than the four existing projects.

Investments in domestic energy infrastructure should continue to generate a positive performance contribution. Shale oil and gas development has fundamentally altered demand for infrastructure and should ensure a positive future even with

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

lower commodity prices. In addition, increased demand for natural gas liquids from the chemical sector has kept midstream and processing margins healthy.

We’ve started investing more funds in global water utilities. We like the water business because infrastructure is inadequate relative to global population growth. Infrastructure is often also very old and in need of capital increasingly sourced from the private sector.

Sustainability of allowed returns in a low interest rate environment was a concern for utility investors in the fourth quarter and throughout the year. If regulators were to reduce allowed returns significantly, they would risk undermining the credit ratings of utilities with the result that utilities’ cost of capital would rise. There has been a reduction in allowed return on equity (ROE) in recent rate cases to around 10%. We saw this in the Detroit Edison rate case, as well as in decisions affecting NVE Energy and Western Resources. Most states seem to be aiming toward the lowest possible return while maintaining a double-digit rate. In light of the very low level of interest rates a 10% ROE appears equitable. Because of aggressive capital budgets and additions to rate base, the earnings impact due to the reduced ROE has been more than offset by rate base growth.

The second major concern of utility investors has been the potential earnings impact of new environmental regulations. The material decline in natural gas prices has made the pending Environmental Protection Agency (EPA) rule for Cross State Air Pollution (CSPR) and the new hazardous air pollutants rule, officially known as the Maximum Achievable Control Technology (MACT) rule, much less onerous. Reduced fuel costs due to a declining or low priced natural gas market partially mitigate the cost of incremental spending to implement the new EPA rules. In response to legal challenges, the United States Court of Appeals for the D.C. Circuit issued, on December 30, 2011, its ruling to stay CSAPR pending judicial review in 2012.

Energy

Energy sector investments generated a negative contribution of about 2.4%. The performance was due mostly to declines in our investments in the oil service and equipment industries.

Energy sector overall performance was driven by two divergent trends. The European Central Bank’s Long Term Refinancing Operation (LTRO) efforts to shore up the European financial sector and ongoing political upheaval in the

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

Middle East helped global oil prices recover from their October lows by period-end. Domestic natural gas, on the other hand, fell to multi-year lows as a result of shale driven supply growth and very warm winter weather reducing space heating demand. As the commodities went, so went the equities. Those levered to global oil recovered well from October lows, while those levered to domestic natural gas languished.

We have been re-evaluating our thesis that energy consumption growth will outpace productive capacity growth and thereby underpin long term prices. The oil-service technology revolution that begat North America’s natural gas supply glut is starting to have a noticeable impact on oil supply. There are wide price discounts being offered, increasing oil produced from regions like Canada’s oil sands and the US Bakken, where transportation infrastructure has lagged supply growth. Oil futures curves are decidedly backward-dated. Technology is increasing the industry’s finding accuracy and enabling greater recovery from existing reservoirs.

Global currency debasement is offsetting the negative long-term price trend. Traditionally commodities hold up better than paper assets during periods of inflation. This is why Energy is such an important contributor to portfolio efficiency. Also, the low price of natural gas is causing domestic producers to limit capital deployment, reduce rig employment and in some cases shut in existing production. These actions should reduce the rate of supply growth and help alleviate market oversupply once demand begins to grow and weather normalizes.

The net of all this is an outlook more balanced to the negative on long-term commodity pricing, but to the positive on companies that own the resources being revolutionized by technology and those that provide the technology. Companies that own such resources can overcome pricing decay with volumetric growth and costs curtailment. Companies that provide such technology should be able to increasingly sell their equipment and services globally. Thus, we concentrate our investments in companies that we feel offer these preceding characteristics as well as high-quality management, strong growth potential, inexpensive valuation and free cash generation that can be used to support shares in difficult markets through dividend increases and/or share repurchases.

At the six-month period ended January 31, 2012, 26% of the portfolio was invested in commodity sensitive companies.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

Telecom

The telecom sector, including American Tower REIT and Comcast Corp Class A, generated about a 1.0% contribution to returns during the period. The contribution was driven largely by investments in international integrated telecoms and in companies that own and operate cellular infrastructure.

We see several opportunities in telecom. Cable companies, which are able to generate significant free cash flow, are at a point in the capital investment cycle where they are able to return a meaningful portion of cash to their shareholders. This is a material positive for the sector. Second, some of the rural telecom companies have targeted shifts in the revenue mix to focus on internet-based growth opportunities that offset the decline in their legacy voice businesses. Third, we are finding more opportunities overseas, where higher growth rates and superior valuations can more than offset increased political and currency risks.

We ended the period with 18% of our portfolio invested in telecommunications.

Outlook

As we look out to 2012 and beyond, we expect interest rates to remain low and economic growth subdued. Thus, our utility sector investments remain focused on regulated utilities and energy infrastructure.

Within the energy sector we continue to see long-term upside for two groups: those with the resources that are being revolutionized by technology and those that provide the technology. Every few weeks we hear of new plays being opened by the industry or of mature plays becoming more economic because technology has improved recovery methods. The holders of these resources should be able to grow their earnings even through periods of depressed oil or gas prices. The suppliers of the technology have become a more strategically important piece of the energy value chain. Further, the addition of new technology has served to lower unit costs and open more exploitation opportunities.

In telecommunications we will continue investing in companies where we see value and potential for dividend growth. Also we continue to look for investments globally as growth in emerging and BRIC (Brazil, Russia, India & China) countries can be faster than that of North America, and valuations and dividend yields are in some cases superior.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

We remain committed to providing you with a differentiated portfolio of well-researched, high-quality companies in vital industries that have the ability to grow earnings and dividends while providing substantial defensive characteristics.

We appreciate the opportunity to serve you and look forward to your continued support.

Sincerely,

Ronald J. Sorenson	Tim Porter
CEO & Chief Investment Officer	Portfolio Manager

The above commentary represents management’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Indices

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 Utilities Sector Index is a subset of the S&P 500 Index that contains those securities that fall under the utilities sector. This equity index does not have the telecommunications or energy equities that are contained in the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND JANUARY 31, 2012 (Unaudited)

SECTOR WEIGHTINGS†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK‡ — 91.1%

	Shares	Value
CONSUMER DISCRETIONARY — 2.3%
Comcast, Cl A	49,200	$1,308,228

ELECTRIC UTILITIES — 15.3%
ITC Holdings	25,000	1,842,750
Pinnacle West Capital	51,000	2,410,260
PPL	66,200	1,839,698
Southern	57,500	2,619,700

		8,712,408

ENERGY — 29.0%
Baker Hughes	11,500	564,995
Cameron International *	23,350	1,242,220
Cenovus Energy	47,100	1,716,324
Enbridge	35,700	1,340,892
EQT	20,000	1,010,400
Exxon Mobil	25,900	2,168,866
Hess	30,000	1,689,000
MarkWest Energy Partners LP (A)	22,300	1,292,508
Occidental Petroleum	5,650	563,700
Penn West Petroleum	56,950	1,239,232
Royal Dutch Shell ADR, Cl A	15,500	1,106,080
Schlumberger	13,800	1,037,346
Transocean	33,200	1,570,360

		16,541,923

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND JANUARY 31, 2012 (Unaudited)

COMMON STOCK — concluded

	Shares	Value
FINANCIALS — 3.5%
American Tower REIT	32,000	$2,032,320

GAS — 3.2%
South Jersey Industries	33,400	1,832,992

INDUSTRIALS — 3.0%
Union Pacific	14,800	1,691,788

MULTI-UTILITIES — 17.1%
CMS Energy	85,400	1,864,282
DTE Energy	30,050	1,598,961
NiSource	52,600	1,195,598
NSTAR	43,450	1,952,208
PG&E	44,900	1,825,634
Vectren	45,400	1,297,986

		9,734,669

TELECOMMUNICATION SERVICES — 11.6%
AT&T	64,700	1,902,827
BCE	47,400	1,933,920
Century Link	43,150	1,597,845
Telefonica Brasil ADR	42,400	1,180,416

		6,615,008

WATER UTILITIES — 6.1%
American Water Works	78,200	2,637,686
Aqua America	38,000	838,280

		3,475,966

TOTAL COMMON STOCK
(Cost $44,862,344)		51,945,302

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND JANUARY 31, 2012 (Unaudited)

SHORT-TERM INVESTMENT — 5.9%

	Shares	Value
SEI Daily Income Trust Treasury II Fund,
Cl B, 0.010% (B)
(Cost $3,365,266)	3,365,266	$3,365,266

TOTAL INVESTMENTS— 97.0%
(Cost $48,227,610)		$55,310,568

Percentages are based on Net Assets of $57,035,736.
*	Non-income producing security.
(A)	Security considered a Master Limited Partnership. At January 31, 2012, this security amounted to $1,292,508 or 2.3% of net assets.
(B)	Rate shown is the 7-day effective yield as of January 31, 2012.
‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

ADR — American Depositary Receipt

Cl — Class

LP — Limited Partnership

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND JANUARY 31, 2012 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $48,227,610)	$55,310,568
Receivable for Capital Shares Sold	2,009,350
Dividends Receivable	70,132
Receivable due from Investment Adviser	6,875
Prepaid Expenses	22,123
Foreign Tax Reclaims Receivable	1,801

Total Assets	57,420,849

Liabilities:
Payable for Investment Securities Purchased	279,099
Payable due to Investment Adviser	34,690
Payable due to Administrator	11,604
Payable for Capital Shares Redeemed	8,767
Chief Compliance Officer Fees Payable	3,788
Payable due to Trustees	2,004
Payable due to Distributor	429
Other Accrued Expenses	44,732

Total Liabilities	385,113

Net Assets	$57,035,736

Net Assets Consist of:
Paid-in-Capital	$56,958,617
Undistributed Net Investment Income	516,854
Accumulated Net Realized Loss on Investments	(7,522,693)
Net Unrealized Appreciation on Investments	7,082,958

Net Assets	$57,035,736

Net Asset Value, Offering and Redemption Price Per Share (unlimited authorization — no par value) Institutional Class Shares ($52,339,758 ÷ 6,064,393)	$8.63

Net Asset Value, Offering and Redemption Price Per Share (unlimited authorization — no par value) Class A Shares (Formerly, Investor Class) ($4,695,978 ÷ 543,668)	$8.64

Maximum Offering Price Per Share — Class A ($8.64 ÷ 95.25%) (A)	$9.07

  (A ) For a description of front- end sales charges, please see current prospectus.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND FOR THE SIX MONTHS ENDED JANUARY 31, 2012 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$878,886
Less: Foreign Taxes Withheld	(11,776)

Total Investment Income	867,110

Expenses:
Investment Advisory Fees	199,943
Administration Fees	69,031
Chief Compliance Officer Fees	4,598
Trustees’ Fees	4,416
Distribution Fees (1)	3,214
Transfer Agent Fees	42,605
Legal Fees	22,296
Registration Fees	15,985
Printing Fees	14,451
Audit Fees	9,961
Custodian Fees	2,150
Insurance and Other Expenses	5,974

Total Expenses	394,624

Less: Investment Advisory Fees Waived	(44,730)
Less: Fees Paid Indirectly (See Note 4)	(19)

Net Expenses	349,875

Net Investment Income	517,235

Net Realized Gain on Investments	1,053,663
Net Change in Unrealized (Depreciation) on Investments	(211,378)

Net Realized and Unrealized Gain on Investments	842,285

Net Increase in Net Assets Resulting from Operations	$1,359,520

(1)	Attributable to Class A Shares (Formerly, Investor Class).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011
Operations:
Net Investment Income	$517,235	$1,147,696
Net Realized Gain on Investments	1,053,663	5,280,093
Net Change in Unrealized Appreciation (Depreciation) on Investments	(211,378)	6,230,655

Net Increase in Net Assets Resulting from Operations	1,359,520	12,658,444

Dividends and Distributions from:
Net Investment Income
Institutional Class	(634,256)	(772,200)
Class A Shares	(29,118)	(33,857)

Total Dividends and Distributions	(663,374)	(806,057)

Capital Share Transactions(1)
Institutional Class Shares
Issued	525,118	801,661
Reinvestment of Distributions	407,828	504,243
Redeemed	(1,380,505)	(9,364,122)

Net Institutional Class Capital Share Transactions	(447,559)	(8,058,218)

Class A Shares (Formerly, Investor Class)
Issued	2,194,543	530,306
Reinvestment of Distributions	23,498	29,379
Redeemed	(180,133)	(1,060,865)

Net Class A Shares Capital Share Transactions	2,037,908	(501,180)

Net Increase/(Decrease) From Capital Share Transactions	1,590,349	(8,559,398)

Total Increase in Net Assets	2,286,495	3,292,989

Net Assets:
Beginning of Period	54,749,241	51,456,252

End of Period (including undistributed net investment income of $516,854 and $662,993, respectively)	$57,035,736	$54,749,241

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Years
	Institutional Class Shares
	Six Months Ended January 31, 2012 (Unaudited)		Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2009		Year Ended July 31, 2008	Year Ended July 31, 2007
Net Asset Value, Beginning of Period	$8.52		$6.83	$6.52	$10.96		$12.73	$11.81

Income from Operations:
Net Investment Income(1)	0.08		0.17	0.16	0.19		0.30	0.22
Net Realized and Unrealized Gain (Loss) on Investments	0.13		1.64	0.27	(3.45)		0.05 ^	1.85

Total from Operations	0.21		1.81	0.43	(3.26)		0.35	2.07

Dividends and Distributions from:
Net Investment Income	(0.10)		(0.12)	(0.12)	(0.19)		(0.29)	(0.22)
Net Realized Gains	—		—	—	(0.99)		(1.83)	(0.93)

Total Dividends and Distributions	(0.10)		(0.12)	(0.12)	(1.18)		(2.12)	(1.15)

Net Asset Value, End of Period	$8.63		$8.52	$6.83	$6.52		$10.96	$12.73

Total Return†	2.56	%††	26.62%††	6.58%††	(28.51	)%††	1.37%	18.30%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$52,340		$52,123	$48,929	$50,394		$74,026	$77,836
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.30	%*	1.30%	1.30%	1.30%		1.15%	1.19%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.47	%*	1.44%	1.42%	1.44%		1.15%	1.19%
Ratio of Net Investment Income to Average Net Assets	1.96	%*	2.13%	2.27%	2.87%		2.49%	1.79%
Portfolio Turnover Rate	44	%**	84%	89%	72%		66%	84%

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
^

The amount shown for the year ended July 31, 2008 for a share outstanding does not accord with aggregate net losses on investments for that period because of the sales and repurchases of the Fund shares in relation to the fluctuating market value of investments of the Fund.

*	Annualized
**	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Per share data calculated using average shares method.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Years
	Class A Shares
	Six Months Ended January 31, 2012 (Unaudited)^^^		Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2009		Year Ended July 31, 2008	Year Ended July 31, 2007^^
Net Asset Value, Beginning of Period	$8.52		$6.83	$6.53	$10.96		$12.74	$11.81

Income from Operations:
Net Investment Income(1)	0.07		0.15	0.14	0.17		0.27	0.19
Net Realized and Unrealized Gain (Loss) on Investments	0.14		1.64	0.26	(3.44)		0.04 ^	1.86

Total from Operations	0.21		1.79	0.40	(3.27)		0.31	2.05

Dividends and Distributions from:
Net Investment Income	(0.09)		(0.10)	(0.10)	(0.17)		(0.26)	(0.19)
Net Realized Gains	—		—	—	(0.99)		(1.83)	(0.93)

Total Dividends and Distributions	(0.09)		(0.10)	(0.10)	(1.16)		(2.09)	(1.12)

Net Asset Value, End of Period	$8.64		$8.52	$6.83	$6. 53		$10.96	$12.74

Total Return†	2.55	%††	26.31%††	6.14%††	(28.60	)%††	1.05%	18.09%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$4,696		$2,626	$2,527	$2,699		$5,376	$4,332
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.55	%*	1.55%	1.55%	1.55%		1.40%	1.44%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.72	%*	1.69%	1.67%	1.68%		1.40%	1.44%
Ratio of Net Investment Income to Average Net Assets	1.70	%*	1.87%	2.03%	2.53%		2.19%	1.53%
Portfolio Turnover Rate	44	%**	84%	89%	72%		66%	84%

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
^	The amount shown for the year ended July 31, 2008 for a share outstanding does not accord with aggregate net losses on investments for that period because of the sales and repurchases of the Fund shares in relation to the fluctuating market value of investments of the Fund.
^^	Effective August 1, 2006, all existing Class A Shares of the Reaves Select Research Fund were reclassified as Investor Class Shares
^^^	Effective September 12, 2011, all existing Investor Class Shares of the Reaves Select Research Fund were reclassified as Class A Shares
*	Annualized
**	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Per share data calculated using average shares method.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty three funds. The financial statements herein are those of the Reaves Select Research Fund (the “Fund”). The financial statements of the remaining funds of the Trust are presented separately. The investment objective of the Fund is total return from income and capital growth. The Fund is a diversified fund, and invests primarily in securities of domestic and foreign public utility and energy companies, with a concentration (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

Effective September 12, 2011, all existing Investor Class Shares of the Reaves Select Research Fund were reclassified as Class A Shares. The Fund is registered to offer Institutional and Class A Shares.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund will seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2012, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – quoted prices in active markets for identical securities.
—	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the six months ended January 31, 2012, there have been no significant changes to the Fund’s fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities. As of January 31, 2012, all the investments for the Fund are classified as Level 1. For details of investment classifications, reference the Schedule of Investments.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identifications. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund’s Institutional Class has established a policy of a $0.03 minimum quarterly distribution. To the extent such distributions are in excess of net investment income, they are deemed to be paid from short-term or long-term gains to the extent such gains are available. To the extent these amounts are not available; distributions are deemed to be paid from capital. Any net realized capital gains are distributed to shareholders at least annually.

3. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

Effective December 21, 2009, the Fund and the Administrator are parties to an amended Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

0.12% on the first $300 million of the Fund’s average daily net assets;

0.08% on the next $200 million of the Fund’s average daily net assets; and

0.06% on the Fund’s average daily net assets over $500 million.

The Fund is subject to a minimum annual fee of $125,000. Additionally, the minimum annual fee for the Fund will be increased by $12,000 for each additional class of shares established after the initial class of shares.

The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated on November 16, 2004. The Fund has adopted a Distribution Plan (the “Plan”) for Class A Shares. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average net assets attributable to Class A Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses.

During the six months ended January 31, 2012, the Fund earned credits of $19, which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, W. H. Reaves & Co., Inc. (the “Adviser”), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s total annual operating expenses from exceeding 1.30% and 1.55% of the Institutional and Class A Shares’ average daily net assets, respectively. The Adviser may discontinue the expense limitation at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. As of January 31, 2012, the amount the Adviser may seek reimbursement of previously waived fees and reimbursed expenses for the Fund was as follows:

Expense Deferred in Fiscal	Subject to Repayment	Reaves Select
Period Ending, January 31:	Until, January 31:	Research Fund
2010	2013	$ 74,020
2011	2014	76,666
2012	2015	79,929

	Total	$230,615

6. Share Transactions:

	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011
Share Transactions:
Institutional Class
Issued	64,080	101,779
Reinvestment of Distributions	48,714	62,998
Redeemed	(167,356)	(1,210,633)

Net Institutional Class Shares Capital Share Transactions	(54,562)	(1,045,856)

Class A Shares
Issued	254,898	67,406
Reinvestment of Distributions	2,798	3,687
Redeemed	(22,173)	(132,732)

Net Class A Shares Capital Share Transactions	235,523	(61,639)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	180,961	(1,107,495)

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

7. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments, for the six months ended January 31, 2012 were $22,379,587 and $24,912,122, respectively. There were no purchases or sales of long-term U.S. Government securities.

8. Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended July 31, 2011 and 2010 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2011	$806,057	$—	$806,057
2010	928,976	—	928,976

As of July 31, 2011, the components of Accumulated Losses on a tax basis were as follows:

Undistributed Ordinary Income	$662,993
Capital Loss Carryforwards, expiring July 2018	(8,429,265)
Unrealized Appreciation	7,147,245

Total Accumulated Losses	$(619,027)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future capital gains. During the fiscal year ended July 31, 2011, the Fund utilized $3,123,775 of capital loss carryforwards to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at January 31, 2012 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$48,227,610	$7,654,901	$(571,943)	$7,082,958

9. Concentration/Risks:

The Fund has adopted a policy to concentrate its investments (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. To the extent that the Fund’s investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries.

10. Other:

At January 31, 2012, 12% of Institutional total shares outstanding were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

11. Recent Accounting Pronouncement:

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

12. Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

•Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 8/1/2011	Ending Account Value 1/31/2012	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class	$1,000.00	$1,025.60	1.30%	$6.62
Class A Shares	1,000.00	1,025.50	1.55	7.89
Hypothetical Fund Return
Institutional Class	$1,000.00	$1,018.60	1.30%	$6.60
Class A Shares	1,000.00	1,017.34	1.55	7.86

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half year period).

Reaves Select Research Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

W.H. Reaves & Co., Inc.

10 Exchange Place

18th Floor

Jersey City, NJ 07302

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

Independent Registered Public Accounting Firm:

Ernst & Young, LLP

2001 Market Street, Suite 4000

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

WHR- SA-001-0800

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments.

Scheduled of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.  Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s./ Michael Beattie
Michael Beattie, President

Date: April 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s./ Michael Beattie
Michael Beattie, President

Date: April 5, 2012

By (Signature and Title)	/s./Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: April 5, 2012